SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 22, 1997


                      ANGELES PARTICIPATING MORTGAGE TRUST
             (Exact name of registrant as specified in its charter)


                                   California
                          (State or other jurisdiction
                                of incorporation)
                                     1-10150
                            (Commission File Number)
                                   95-6881527
                                (I.R.S. Employer
                               Identification No.)


                         Three Pickwick Plaza, Suite 250
                             Greenwich, Connecticut
                    (Address of principal executive offices)

                                      06830
                                   (Zip Code)



       Registrant's telephone number, including are code: (203) 861-0752


                    340 North Westlake Boulevard, Suite 230,
                       Westlake Village, California 91362
         (Former name or former address, if changed since last report)






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               INFORMATION TO BE INCLUDED IN REPORT



Item 1.  Changes in Control of Registrant.

         Not Applicable.


Item 2.  Acquisition or Disposition of Assets.

         Not Applicable.


Item 3.  Bankruptcy or Receivership.

         Not Applicable.


Item 4.  Changes in Registrant's Certifying Accountant.

         Not Applicable.

Item  5.  Other Events.


      On January 22, 1997, Starwood Mezzanine Investors, L.P. ("Starwood") exercised its rights under a Class A Share Purchase Warrant to acquire 5,000,000 shares of the Registrant's Class A Common Stock, par value $1.00 per share ("Class A Stock"). After its exercise of the Class A Share Purchase Warrant, Starwood beneficially owned 5,000,000 shares of Class A Stock and 4,568,944 shares of OP Units which are convertible on a one-for-one per share basis into Class A Stock.

      On January 22, 1997, SAHI, Inc. ("SAHI"), exercised its rights under a Class B Share Purchase Warrant to acquire 2,500,000 shares of the Registrant's Class B Common Stock, par value $.01 per share ("Class B Stock"). After its exercise of the Class B Share Purchase Warrant, SAHI beneficially owned 6,059,471 shares of Class B Stock and 244,100 shares of Class A Stock. The Class B Stock is convertible on a forty-nine-to-one per share basis into shares of Class A Stock. Each share of Class A Stock and Class B Stock is entitled to one vote per share.


      Included as exhibits hereto are the Class A Share Purchase Warrant and the Class B Share Purchase Warrant and, as such, the foregoing descriptions are qualified in its entirety by reference to and incorporation of the terms and provisions contained in those exhibits.




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Item 6.  Resignations of Registrant's Directors.

         Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


         a)    Financial Statements of Business Acquired:  Not Applicable.

         b)    Pro Forma Financial Information:  Not Applicable.

         c)    Exhibits:



Exhibit
Number     Description

4.1 Class A Share Purchase Warrant (incorporated by reference to Exhibit A filed with the Registrant's Schedule 14A relating to its Annual Meeting of Shareholders held on September 26, 1996)

4.2 Class B Share Purchase Warrant (incorporated by reference to Exhibit C filed with the Registrant's Schedule 14A relating to its Annual Meeting of Shareholders held on September 26, 1996)


Item 8.  Change in Fiscal Year.

         Not Applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S.

         Not Applicable.



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                            SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           ANGELES PARTICIPATING
                                             MORTGAGE TRUST



Date:  January 28, 1997                    By:     /s/ Jerome C. Silvey
                                               ------------------------
                                           Name:   Jerome C. Silvey
                                           Title:  Chief Financial Officer





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